UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 31, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series 2005-10)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

tem 8.01.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,695,593,306 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-A8, Class 4-A9, Class 4-A10, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class 5-A9, Class 5-A10, Class 6-A1, Class 7-A1, Class 8-A1, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3, Class B4 and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-10 on May 31, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 25, 2005, as supplemented by the Prospectus Supplement dated May 27, 2005 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2005, among Structured Asset Securities Corporation, as depositor, Citibank, N.A., as trustee, and Aurora Loan Services Inc., as master servicer.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-A8, Class 4-A9, Class 4-A10, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class 5-A9, Class 5-A10, Class 6-A1, Class 7-A1, Class 8-A1, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of eight pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,705,831,791 as of May 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement, dated as of May 1, 2005, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of May 1, 2005, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller, as acknowledged by Citibank, N.A., as Trustee.

99.3

Reconstituted Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Countrywide Home Loans Servicing LP, as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

99.4

Securitization Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, JPMorgan Chase Bank, National Association, as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

99.5

Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings Inc., as Seller, and National City Mortgage Co., as Servicer, as acknowledged by Aurora Loan Services LLC, as Master Servicer, and Citibank, N.A, as Trustee.

99.6

Reconstituted Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Wachovia Mortgage Corporation, as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

99.7

Reconstituted Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:    /s/ Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated:  May 31, 2005

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Trust Agreement, dated as of May 1, 2005, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of May 1, 2005, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller, as acknowledged by Citibank, N.A., as Trustee.

99.3

Reconstituted Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Countrywide Home Loans Servicing LP, as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

99.4

Securitization Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, JPMorgan Chase Bank, National Association, as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

99.5

Reconstituted Servicing Agreement, dated as of May 1, 2005, by and between Lehman Brothers Holdings Inc., as Seller and National City Mortgage Co., as Servicer, as acknowledged by Aurora Loan Services LLC, as Master Servicer, and Citibank, N.A, as Trustee.

99.6

Reconstituted Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Wachovia Mortgage Corporation, as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.

99.7

Reconstituted Servicing Agreement, dated as of May 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Servicer, and Aurora Loan Services LLC, as Master Servicer, as acknowledged by Citibank, N.A, as Trustee.